                                                                     EXHIBIT 4.1


   Number                        [OmniSKY LOGO]                     Shares
SKY-
-------------                                                  ---------------


                                    OmniSKY
                              OMNISKY CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                            SEE REVERSE FOR CERTAIN DEFINITIONS
                                            CUSIP 68213L 10 3

              --------------------------------------------------
              THIS CERTIFIES THAT



                            is the record holder of

              ---------------------------------------------------
    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                              OMNISKY CORPORATION

   transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
   Dated:

                                [CORPORATE SEAL]


/s/ SCOTT WORNOW                                    /s/ PATRICK MCVEIGH
-------------------------                           ---------------------------
SECRETARY                                           CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                TRANSFER AGENT AND REGISTRAR

BY:
   -----------------------------------------
                AUTHORIZED SIGNATURE

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     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common                 UNIF GIFT MIN ACT -- ________ Custodian _____________
TEN ENT  --  as tenants by the entireties                               (Cust)               (Minor)
JT TEN   --  as joint tenants with right of                            under Uniform Gifts to Minors
             survivorship and not as tenants                           Act ____________________________
             in common                                                              (State)

                                                  UNIF TRF MIN ACT  -- _____ Custodian (until age_____)
                                                                       (Cust)
                                                                       ________ under Uniform Transfers
                                                                        (Minor)
                                                                       to Minors Act __________________
                                                                                          (State)

   Additional abbreviations may also be used though not in the above list.

     For value Received, ____________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------ Shares
of the common stock represented by the within certificate, and do hereby

irrevocably constitute and appoint                                     Attorney
                                   -----------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
       ----------------------------

                                            X
                                              --------------------------------

                                            X
                                              --------------------------------
                                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                              MUST CORRESPOND WITH THE NAME AS
                                              WRITTEN UPON THE FACE OF THE
                                              CERTIFICATE IN EVERY PARTICULAR,
                                              WITHOUT ALTERATION OR ENLARGEMENT
                                              OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
   ------------------------------------------
   THE SIGNATURE(S) MUST BE GUARANTEED BY
   AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
   APPROVED SIGNATURE GUARANTEE MEDALLION
   PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.